UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 29

Date of reporting period: February 28, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2021

WESTERN ASSET

EMERGING MARKETS DEBT FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund for the twelve-month reporting period ended February 28, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

The Board of Trustees of Western Asset Emerging Markets Debt Fund has approved a change to the performance benchmark for the Fund. Effective June 30, 2020, the Fund’s benchmark changed from the JPMorgan Emerging Markets Bond Index Global to the JPMorgan Emerging Markets Bond Index Global Diversified. The investment manager believes that the JPMorgan Emerging Markets Bond Index Global Diversified has evolved to become a more relevant benchmark for the investment strategies deployed in the Fund.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Emerging Markets Debt Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2021

Western Asset Emerging Markets Debt Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The Fund may invest without limit in high-yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, securities we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 50% of its assets in non-U.S. dollar-denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt, such as participations in loans between governments and financial institutions.

The Fund will be invested in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or the JPMorgan Corporate Emerging Market Bond Index Broad (“CEMBI Broad”)ii or categorized by the World Bank in its annual categorization as middle or low income. The Fund may invest in securities of any maturity. We attempt to maintain the dollar-weighted average effective durationiii of the Fund’s portfolio within a range of 20% (above or below) of the durationiv of the JPMorgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”)v.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, believes attractive risk-adjusted returns on investments in emerging markets debt can be achieved through superior country selection driven by fundamental analysis, rigorous analysis of specific sectors and securities in each country and a focus on managing risk through active management. We actively manage the portfolio which invests in various government and corporate issuers of emerging market countries. To do this, Western Asset assimilates the top-down global economic views with analysts’ fundamental views on the investment opportunity set within each emerging market country, as well as relative value opportunities that may exist across countries, sectors or regions. This is done in an effort to build and maintain a portfolio that generates superior risk-adjusted returns. In allocating among different countries, the following are some of the factors we consider: currency, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that

Western Asset Emerging Markets Debt Fund 2021 Annual Report	1

Fund overview (cont’d)

country’s debt, political outlook and tax environment. We then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity, or other risks presented by these securities. We engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization

Q. What were the overall market conditions during the Fund’s reporting period?

A. The year 2020 will forever be remembered for the historic events that led to the worst global pandemic in the past century. The year was first marked by unprecedented market illiquidity and price dislocations. This was followed by massive liquidity injected by the U.S. Federal Reserve Board (the “Fed”)vi, as well as other developed and emerging market central banks. We also saw enormous fiscal stimulus packages that were unleashed by federal governments around the globe. The U.S., for example, signed into law a $2.2 trillion dollar stimulus package in March 2020 to support companies and individuals impacted by COVID-19. This was followed by a $900 billion stimulus package in December 2020.

As the Fund’s fiscal year began in March 2020, global financial markets and economies were rattled by the dual shocks of the COVID-19 pandemic and the oil price rout. These two events happened concurrently, accentuating the impact on emerging markets. This disruption resulted in constrained liquidity in fixed income markets and, when combined with forced selling in the marketplace, led to a swift and dramatic re-pricing of emerging markets assets. No fixed income markets were spared, as U.S. Treasuries, investment grade-corporate bonds and emerging markets assets all experienced unprecedented volatility. A recovery that began in mid-2020 stood in stark contrast to the first months of the reporting period, as global risk sentiment rebounded significantly. Economic data suggested that the trough of the crisis was reached in April 2020. Buoyed by these developments, the significant turnaround in investor sentiment helped emerging markets asset prices rebound. As calendar year 2020 came to a close, emerging markets debt rallied sharply, as U.S. election uncertainty was removed, and positive vaccine developments provided further relief from macro risks.

As we entered 2021 and rounded the corner into the homestretch of the reporting period, emerging markets assets began to sell off on growth and inflation concerns. Democrats won control of the U.S. Senate in January 2021 by winning both senate races in Georgia. Following that win, the Biden administration’s $1.9 trillion stimulus package was passed by the House of Representatives, stoking fears of much higher-than-expected growth and inflation. Despite vaccine rollouts providing optimism over global growth, inflation concerns

2	Western Asset Emerging Markets Debt Fund 2021 Annual Report

caused acute pressure on U.S. Treasury yields, which led to pressure in other risk markets, including emerging markets.

Ultimately, emerging markets debt demonstrated impressive resiliency during the period as a whole, with emerging markets rebounding off their March 2020 lows to generate positive total returns. The U.S. dollar-denominated sovereign debt sector, as measured by the EMBI Global Diversified, returned 0.91% during the twelve-months ended February 28, 2021. Emerging market corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broad Diversifiedvii, returned 5.35%. Local currency sovereign debt, as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Total Return Indexviii, down -11.07% in March 2020 alone, recovered to return 3.70% during the reporting period as a whole.

Q. How did we respond to these changing market conditions?

A. Navigating volatility throughout the reporting period, but especially during the height of the COVID-19 crisis, was a top priority. Portfolio adjustments during the initial months of the reporting period reflected a highly volatile and cautious macro environment. Our risk reduction program included paring the Fund’s emerging markets currency exposure, adding to our hedges, and increasing our cash buffer. As markets began to recover, we thoughtfully and gradually increased risk, seeking to take advantage of ongoing price dislocations and new sovereign issuance, as the period progressed. This active management contributed significantly to the Fund’s performance over the reporting period.

From a sector perspective, we ended the reporting period with a higher allocation to emerging markets sovereign and corporate bonds, while reducing our exposures to local currency and quasi-sovereigns. From a regional perspective, we decreased the Fund’s allocations to Asia and the Middle East, while increasing its exposure to Latin America.

In Asia, the Fund decreased its exposures to Indonesia and Sri Lanka. Indonesia continues to be a core holding with a moderate overweight position, as we have a more favorable growth outlook on the country relative to its BBB-rated peers. Indonesia is also quite endogenously oriented, with low linkages to global supply chains and a relatively small debt burden. President Joko Widodo’s business-friendly reform agenda ensures the continuity of these policies. Fiscal prudence has also been exemplary, given well-revered Finance Minister Sri Mulyani’s no-nonsense approach. With respect to Sri Lanka, we exited the Fund’s position by the end of the reporting period, as concerns increased over the post-pandemic shock on Sri Lanka’s fiscal and external positions. Not surprisingly, Sri Lanka has experienced a collapse in tourism as visitor arrivals plummeted. The recently elected government has been lukewarm to a new International Monetary Fund (“IMF”)ix program, opting instead to rely on bilateral assistance from China and India.

In Europe, we reduced the Fund’s exposure to Turkey, while increasing the Fund’s allocations to Russia and Ukraine. Turkey continues to be challenged with a deteriorating economy and a severely depreciated currency. Policy stimulus in response to the COVID-19 outbreak will

Western Asset Emerging Markets Debt Fund 2021 Annual Report	3

Fund overview (cont’d)

likely continue to exacerbate pre-existing macro imbalances in Turkey. Russia benefits from positive external account dynamics. The current account is in perpetual surplus, and they maintain a mountain of currency reserves, which are now nearly $600 billion. While sanction risks linger, we believe Russia continues to maintain credible monetary policies and displays some of the highest real yields in the world, which should be a magnet of portfolio flows over the medium-term. Ukraine was successful in securing an 18-month $5 billion Stand-By Arrangement from the IMF to aid in structural reforms and to provide fiscal and balance-of-payment support. Ukraine has demonstrated its ability to successfully stabilize its economy over the past few years, and we expect the country will continue to implement sound fiscal and monetary policies going forward.

In the Middle East, we decreased the Fund’s exposure to Qatar, while increasing its allocation to the United Arab Emirates (“UAE”). The underlying fundamentals in the UAE are robust and supported by their substantial sovereign wealth fund assets, which are largely invested outside the region. In addition, oil price volatility has stabilized after the initial shock, and prices have increased in the closing months of the period to pre-pandemic levels. The UAE has limited external financing requirements, which should help mitigate impacts from the virus and future oil price shocks.

In Latin America, we reduced the Fund’s exposure to Mexico, while increasing its exposure to Peru. Mexico’s economic activity remains uninspiring, and President Andrés Manuel López Obrador’s business-unfriendly policies and only limited fiscal support to mitigate impacts from the pandemic are not helping. However, a gradual reopening and normalization of the global economy, in particular trade flows with the U.S., should help Mexico’s manufacturing sector provide a much-needed boost to the economy. Peru is known for strong economic institutions and relatively large currency reserves but could benefit from enhancements to its healthcare system. Peru set one of the highest bars in Latin America on delivering a massive fiscal response to mitigate the impacts of the pandemic. In our view, Peru will continue to experience weaker growth and a deteriorating fiscal account. That said, relative to its peers in the region, Peru is in a much stronger fiscal and economic position to afford a large-scale stimulus package to guard its economic stability.

We changed the Fund’s benchmark to the EMBI Global Diversified during the reporting period. In conjunction with that change, we increased our exposure to frontier marketsx to maintain a neutral weighting, given the new benchmark’s higher weighting to frontier markets. More specifically, we have an overweight to countries like Ivory Coast, Ghana and Senegal, while staying with a zero weight in Azerbaijan. These smaller non-investment-grade countries offer attractive diversification and yield enhancement benefits to the Fund, though we are highly selective and extremely thoughtful as to our country level positioning. At the end of the reporting period, these countries represented 36 of the 74 countries within the EMBI Global Diversified and accounted for 17.1% of its total market value. As a whole, the Fund’s exposure to frontier countries was neutral to the benchmark as of fiscal year-end.

4	Western Asset Emerging Markets Debt Fund 2021 Annual Report

U.S. Treasury futures, which were used to manage the Fund’s duration and yield curvexi exposures, contributed to performance. The Fund also used credit default swaps for hedging purposes. These derivatives detracted from results. Currency forwards and currency options, which were used to manage the Fund’s local currency exposures, contributed to returns.

Performance review

For the twelve months ended February 28, 2021, Class I shares of Western Asset Emerging Markets Debt Fund returned 3.29%. The Fund’s new unmanaged benchmark, the JPMorgan Emerging Markets Bond Index Global Diversified, and the former benchmark, the JPMorgan Emerging Markets Bond Index Global, returned 0.91% and 0.99%, respectively, for the same period. The Lipper Emerging Markets Hard Currency Debt Funds Category Averagexii returned 3.22% over the same time frame.

Performance Snapshot as of February 28, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Emerging Markets Debt Fund:
Class A	0.01%	3.04%
Class A2	0.00%	2.83%
Class C	-0.64%	1.88%
Class FI	-0.11%	2.83%
Class I	0.18%	3.29%
Class IS	0.05%	3.20%
JPMorgan Emerging Markets Bond Index Global Diversified	0.09%	0.91%
JPMorgan Emerging Markets Bond Index Global	-0.15%	0.99%
Lipper Emerging Markets Hard Currency Debt Funds Category Average	2.76%	3.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2021 for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 3.28%, 3.21%, 2.57%, 3.31%, 3.66% and 3.72%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class A2, Class C, Class FI, Class I and Class IS shares would have been 2.75%, 2.67%, 1.98%, 2.72%, 3.08% and 3.11%,

Western Asset Emerging Markets Debt Fund 2021 Annual Report	5

Fund overview (cont’d)

respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2020, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.61%, 1.67%, 2.44%, 1.88%, 1.44% and 1.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares, 1.10% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned, or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its zero weight to Lebanon and an underweight to Ecuador. Both countries continue to be mired in financial crises, exacerbated by political and economic challenges that remain following defaults in 2020. Furthermore, Lebanon continues to suffer from a U.S. dollar shortage, social unrest, political inaction, and investor uncertainty. COVID-19 continues to take its heavy toll on the tourism sector in Ecuador and its ability to sustain normal day-to-day activities. Ecuador announced an IMF $6.5 billion 27-month Extended Fund Facility program during 2020, which played an integral role in the success of its $17 billion foreign debt restructuring, which Ecuador completed in early-September 2020. In addition, the Fund’s overweight to Israel contributed to performance. Israel suffered a relatively mild economic contraction of 2.5% during 2020, which helped to support asset prices. Its fiscal situation deteriorated, however, as government expenditures increased to mitigate the

6	Western Asset Emerging Markets Debt Fund 2021 Annual Report

economic impact of the pandemic, while revenues decreased, but still fared relatively better than many other emerging markets economies. Finally, it’s worth highlighting that Israel leads the world in their vaccination efforts, with more than 40% of the population already vaccinated, allowing the country to ease restrictions more aggressively.

From an industry allocation perspective, an overweight to the Real Estate sector in China contributed to returns. China successfully contained the COVID-19 outbreak soon after it was detected in Wuhan around December 2019. The strong implementation of non-pharmaceutical interventions, such as quarantines, mass patient testing and contact tracing, were effective in curbing initial and subsequent viral outbreaks. This has allowed China’s business activity to resume to pre-COVID-19 levels faster than in most countries. The probability of a sustained China slowdown remains low, as China’s per-capita gross domestic product is still at emerging markets levels and the government continues to have considerable fiscal and monetary policy levers to boost economic growth. China’s contribution to the world’s economy, in our view, will grow and remain highly significant.

In terms of individual issuers, overweights to Brazilian oil and gas issuer Petroleo Brasileiro (Petrobras) and Colombian oil and gas issuer Ecopetrol contributed to returns. West Texas Intermediate (“WTI”) oil prices ended the fiscal year at $60.64 per barrel, up from $44.76 at the beginning of the reporting period, following a steep selloff when pandemic-related volatility peaked in April 2020. An eventual recovery in global economic activity, combined with OPEC+ managing supply dynamics, should be supportive of oil prices over the medium-term.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its overweight to Peru and underweight to Turkey. Peruvian assets came under significant pressure when its Congress voted with an overwhelming majority to impeach President Vizcarra. The unexpected turn of events was especially untimely, given the significant economic fallout from the pandemic. Centrist Francisco Sagasti was picked by Congress to be the President on November 16, 2020 with the next Presidential election slated to occur in April 2021. In regard to Turkey, our underweight is driven by relatively high external financing needs, and a growth model that is heavily dependent on borrowing which, in turn, makes the country very vulnerable to liquidity shocks. Furthermore, its relationship with the U.S. will continue to be strained, due to a history of disagreements, which more recently include its purchase of Russia’s S-400 missile system, and state-owned Halkbank’s perceived role in helping Iran evade U.S. sanctions.

From an industry allocation perspective, an overweight allocation to the Financial sector in Israel detracted from performance. While Israeli assets broadly performed well during the period, the Financial sector lagged the benchmark.

Finally, in terms of individual holdings, underweights to Chilean metals and mining issuer Codelco Inc. and Indian financial issuer Export-Import Bank of India detracted from results.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	7

Fund overview (cont’d)

The Fund remains underweight Codelco Inc. given its relatively high financing needs and credit trajectory based on perpetual capital infusions from Chile. In terms of Export-Import Bank of India, Financials as a sector underperformed the broad index, which impacted this issuer as well.

Thank you for your investment in Western Asset Emerging Markets Debt Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 15, 2021

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Investments in high-yield (“junk”) bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of February 28, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of total net assets) as of February 28, 2021 were: Sovereign Bonds (56.7%), Energy (13.1%), Financials (8.8%), Materials (7.9%) and Communication Services (2.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

8	Western Asset Emerging Markets Debt Fund 2021 Annual Report

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

iv

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The JPMorgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii

The JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (“CEMBI Broad Diversified”) is an expansion of the JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”). The CEMBI is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.

viii

The JPMorgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Total Return Index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls but does not factor in regulatory/tax hurdles in assessing eligibility. For this index, the maximum weight to a country is capped at 10%.

ix

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

[x]

Frontier markets, also known as “Next Generation” markets, are defined as those countries that are only just appearing on the radar screen for most investors, or in some cases reappearing after disruptions caused by political and economic crises and default. Frontier markets are by definition rated non-investment grade and represent the smaller, less liquid population of emerging market economies.

xi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 262 funds for the six-month period and among the 257 funds for the twelve-month period in the Fund’s Lipper category, if any.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	9

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2021 and February 29, 2020 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

10	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2020 and held for the six months ended February 28, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.01%	$1,000.00	$1,000.10	1.00%	$4.96	Class A	5.00%	$1,000.00	$1,019.84	1.00%	$5.01
Class A2	0.00	1,000.00	1,000.00	1.05	5.21	Class A2	5.00	1,000.00	1,019.59	1.05	5.26
Class C	-0.64	1,000.00	993.60	1.85	9.14	Class C	5.00	1,000.00	1,015.62	1.85	9.25
Class FI	-0.11	1,000.00	998.90	1.10	5.45	Class FI	5.00	1,000.00	1,019.34	1.10	5.51
Class I	0.18	1,000.00	1,001.80	0.80	3.97	Class I	5.00	1,000.00	1,020.83	0.80	4.01
Class IS	0.05	1,000.00	1,000.50	0.70	3.47	Class IS	5.00	1,000.00	1,021.32	0.70	3.51

Western Asset Emerging Markets Debt Fund 2021 Annual Report	11

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 28, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

12	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 2/28/21	3.04%	2.83%	1.88%	2.83%	3.29%	3.20%
Five Years Ended 2/28/21	5.93	5.89	5.07	6.48	6.21	6.26
Ten Years Ended 2/28/21	3.92	N/A	N/A	N/A	4.26	N/A
Inception* through 2/28/21	—	4.20	1.98	4.24	—	2.85

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 2/28/21	-1.34%	-1.55%	0.88%	2.83%	3.29%	3.20%
Five Years Ended 2/28/21	5.03	4.98	5.07	6.48	6.21	6.26
Ten Years Ended 2/28/21	3.46	N/A	N/A	N/A	4.26	N/A
Inception* through 2/28/21	—	3.59	1.98	4.24	—	2.85

Cumulative total returns
Without sales charges[1]
Class A (2/28/11 through 2/28/21)	46.85%
Class A2 (Inception date of 9/3/13 through 2/28/21)	36.05
Class C (Inception date of 8/1/12 through 2/28/21)	18.32
Class FI (Inception date of 12/7/11 through 2/28/21)	46.66
Class I (2/28/11 through 2/28/21)	51.77
Class IS (Inception date of 1/31/13 through 2/28/21)	25.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are January 13, 2010, September 3, 2013, August 1, 2012, December 7, 2011, October 17, 1996 and January 31, 2013, respectively.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	13

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Emerging Markets Debt Fund vs. JPMorgan Emerging Markets Bond Index Global Diversified‡ and JPMorgan Emerging Markets Bond Index Global† — February 2011 - February 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Emerging Markets Debt Fund on February 28, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2021. The hypothetical illustration also assumes a $1,000,000 investment in the JPMorgan Emerging Markets Bond Index Global Diversified (“EMBIGD”) and JPMorgan Emerging Markets Bond Index Global (“EMBI Global”). The EMBIGD is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The EMBI Global (together with the EMBIGD, the “Indices”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡

Effective June 30, 2020 the JPMorgan Emerging Markets Bond Index Global Diversified replaced the JPMorgan Emerging Markets Bond Index Global as the Fund’s benchmark. The investment manager believes that the JPMorgan Emerging Markets Bond Index Global Diversified has evolved to become a more relevant benchmark for the investment strategies deployed in the Fund.

14	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Schedule of investments

February 28, 2021

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 56.7%
Angola — 1.3%
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	410,000		$409,221	(a)
Argentina — 1.6%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	21,020		8,324
Argentine Republic Government International Bond, Senior Notes, Step bond (0.125% to 7/9/21 then 2.000%)	0.125%	1/9/38	378,550		140,820
Autonomous City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	170,000		138,127	(b)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	190,000		64,127	*(b)(c)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	160,000		54,000	*(b)(c)
Provincia de Cordoba, Senior Notes	3.000%	6/1/27	151,800		94,116	(b)
Total Argentina					499,514
Armenia — 0.6%
Republic of Armenia International Bond, Senior Notes	3.950%	9/26/29	200,000		193,792	(b)
Bahamas — 0.6%
Bahamas Government International Bond, Senior Notes	5.750%	1/16/24	200,000		200,500	(b)
Bahrain — 1.4%
Bahrain Government International Bond, Senior Notes	7.500%	9/20/47	240,000		261,361	(b)
Bahrain Government International Bond, Senior Notes	6.250%	1/25/51	200,000		192,646	(b)
Total Bahrain					454,007
Brazil — 1.1%
Brazil Letras do Tesouro Nacional	0.000%	1/1/24	61,000	BRL	8,993
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	1,720,000	BRL	333,119
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	86,000	BRL	16,780
Total Brazil					358,892
Colombia — 1.4%
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	200,000		199,350
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	240,000		260,700
Total Colombia					460,050

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	15

Schedule of investments (cont’d)

February 28, 2021

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Costa Rica — 0.6%
Costa Rica Government International Bond, Senior Notes	4.375%	4/30/25	200,000	$195,002	(b)
Dominican Republic — 3.8%
Dominican Republic International Bond, Senior Notes	6.000%	7/19/28	500,000	566,875	(b)
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	150,000	152,063	(a)
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	150,000	152,812	(b)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	300,000	334,503	(b)
Total Dominican Republic				1,206,253
Ecuador — 1.1%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	37,781	15,679	(b)
Ecuador Government International Bond, Senior Notes	0.500%	7/31/40	190,680	81,518	(b)
Ecuador Government International Bond, Senior Notes, Step bond (0.500% to 7/31/21 then 1.000%)	0.500%	7/31/35	356,052	164,900	(b)
Ecuador Government International Bond, Senior Notes, Step bond (0.500% to 7/31/21 then 5.000%)	0.500%	7/31/30	158,760	93,670	(b)
Total Ecuador				355,767
Egypt — 3.3%
Egypt Government International Bond, Senior Notes	5.750%	5/29/24	200,000	211,978	(a)
Egypt Government International Bond, Senior Notes	6.588%	2/21/28	500,000	532,125	(a)
Egypt Government International Bond, Senior Notes	8.500%	1/31/47	300,000	313,204	(b)
Total Egypt				1,057,307
El Salvador — 1.0%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	170,000	167,237	(b)
El Salvador Government International Bond, Senior Notes	7.125%	1/20/50	150,000	139,500	(b)
Total El Salvador				306,737
Ghana — 2.4%
Ghana Government International Bond	10.750%	10/14/30	265,000	347,134	(b)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ghana — continued
Ghana Government International Bond, Senior Notes	6.375%	2/11/27	200,000		$205,922	(b)
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	200,000		209,286	(a)
Total Ghana					762,342
Guatemala — 0.7%
Guatemala Government Bond, Senior Notes	5.375%	4/24/32	200,000		236,000	(b)
Indonesia — 2.3%
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	370,000		421,324	(b)
Indonesia Treasury Bond	8.375%	9/15/26	509,000,000	IDR	39,942
Indonesia Treasury Bond	8.375%	3/15/34	3,660,000,000	IDR	284,586
Total Indonesia					745,852
Ivory Coast — 1.7%
Ivory Coast Government International Bond, Senior Notes	4.875%	1/30/32	260,000	EUR	314,754	(b)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	210,000		226,648	(b)
Total Ivory Coast					541,402
Jamaica — 0.9%
Jamaica Government International Bond, Senior Notes	7.875%	7/28/45	210,000		292,950
Jordan — 1.4%
Jordan Government International Bond, Senior Notes	6.125%	1/29/26	200,000		219,109	(b)
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	200,000		219,103	(b)
Total Jordan					438,212
Kenya — 1.4%
Kenya Government International Bond, Senior Notes	7.000%	5/22/27	200,000		221,168	(b)
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	200,000		221,516	(b)
Total Kenya					442,684
Mexico — 1.5%
Mexican Bonos, Senior Notes	7.750%	11/23/34	3,400,000	MXN	179,142
Mexico Government International Bond, Senior Notes	4.600%	1/23/46	300,000		307,291
Total Mexico					486,433

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	17

Schedule of investments (cont’d)

February 28, 2021

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Morocco — 0.6%
Morocco Government International Bond, Senior Notes	4.000%	12/15/50	200,000	$187,046	(b)
Nigeria — 2.4%
Nigeria Government International Bond, Senior Notes	7.625%	11/21/25	200,000	229,551	(b)
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	500,000	530,525	(a)
Total Nigeria				760,076
Oman — 1.9%
Oman Government International Bond, Senior Notes	4.750%	6/15/26	200,000	204,168	(b)
Oman Government International Bond, Senior Notes	5.625%	1/17/28	200,000	207,254	(b)
Oman Government International Bond, Senior Notes	6.750%	1/17/48	200,000	193,288	(a)
Total Oman				604,710
Panama — 1.3%
Panama Government International Bond, Senior Notes	4.500%	4/1/56	200,000	221,052
Panama Government International Bond, Senior Notes	3.870%	7/23/60	200,000	198,250
Total Panama				419,302
Paraguay — 1.3%
Paraguay Government International Bond, Senior Notes	2.739%	1/29/33	200,000	192,500	(b)
Paraguay Government International Bond, Senior Notes	5.400%	3/30/50	200,000	231,102	(b)
Total Paraguay				423,602
Peru — 3.0%
Corp. Financiera de Desarrollo SA, Subordinated Notes (5.250% to 7/15/24 then 3 mo. USD LIBOR + 5.605%)	5.250%	7/15/29	200,000	218,438	(a)(d)
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	200,000	203,352
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	290,000	456,663
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	60,000	82,458
Total Peru				960,911

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Philippines — 1.7%
Philippine Government International Bond, Senior Notes	3.950%	1/20/40	340,000		$370,814
Philippine Government International Bond, Senior Notes	2.950%	5/5/45	200,000		189,878
Total Philippines					560,692
Qatar — 2.4%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	220,000		280,390	(b)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	400,000		494,578	(b)
Total Qatar					774,968
Romania — 0.6%
Romanian Government International Bond, Senior Notes	3.000%	2/14/31	180,000		182,697	(a)
Russia — 1.4%
Russian Federal Bond — OFZ	7.050%	1/19/28	13,938,000	RUB	193,154
Russian Foreign Bond — Eurobond, Senior Notes	5.875%	9/16/43	200,000		263,431	(b)
Total Russia					456,585
Senegal — 1.4%
Senegal Government International Bond, Senior Notes	6.250%	7/30/24	200,000		221,565	(a)
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	200,000		213,451	(b)
Total Senegal					435,016
South Africa — 0.7%
Republic of South Africa Government International Bond, Senior Notes	5.375%	7/24/44	250,000		227,959
Supranational — 0.2%
European Bank for Reconstruction and Development, Senior Notes	6.450%	12/13/22	994,600,000	IDR	71,012
Turkey — 0.6%
Turkey Government International Bond, Senior Notes	6.125%	10/24/28	200,000		208,575
Ukraine — 2.8%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/25	200,000		217,740	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	19

Schedule of investments (cont’d)

February 28, 2021

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ukraine — continued
Ukraine Government International Bond, Senior Notes	4.375%	1/27/30	150,000	EUR	$167,291	(b)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	510,000		526,078	(b)
Total Ukraine					911,109
United Arab Emirates — 2.1%
Abu Dhabi Government International Bond, Senior Notes	3.125%	4/16/30	220,000		239,094	(b)
Abu Dhabi Government International Bond, Senior Notes	2.700%	9/2/70	200,000		172,815	(b)
Finance Department Government of Sharjah, Senior Notes	4.000%	7/28/50	300,000		276,720	(b)
Total United Arab Emirates					688,629
Uruguay — 2.2%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	300,000		346,973
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	94,000		116,377
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	190,000		231,849
Total Uruguay					695,199
Total Sovereign Bonds (Cost — $17,995,094)					18,211,005
Corporate Bonds & Notes — 39.9%
Communication Services — 2.5%
Diversified Telecommunication Services — 0.7%
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	200,000		222,996	(b)
Wireless Telecommunication Services — 1.8%
Millicom International Cellular SA, Senior Notes	5.125%	1/15/28	180,000		192,170	(a)
VEON Holdings BV, Senior Notes	3.375%	11/25/27	390,000		397,917	(b)
Total Wireless Telecommunication Services					590,087
Total Communication Services					813,083
Consumer Discretionary — 1.8%
Hotels, Restaurants & Leisure — 0.6%
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	200,000		212,006	(b)
Internet & Direct Marketing Retail — 1.2%
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	200,000		197,302
Prosus NV, Senior Notes	3.832%	2/8/51	200,000		182,089	(b)
Total Internet & Direct Marketing Retail					379,391
Total Consumer Discretionary					591,397

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 13.1%
Oil, Gas & Consumable Fuels — 13.1%
Abu Dhabi Crude Oil Pipeline LLC, Senior Secured Notes	4.600%	11/2/47	200,000	$231,227	(b)
Ecopetrol SA, Senior Notes	6.875%	4/29/30	150,000	183,322
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	238,096	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	210,000	248,233	(b)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	200,000	257,400	(b)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	260,000	289,913	(b)
Oleoducto Central SA, Senior Notes	4.000%	7/14/27	300,000	321,528	(b)
Pertamina Persero PT, Senior Notes	6.500%	5/27/41	200,000	255,000	(b)
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	220,000	246,367
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	440,000	479,820
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	200,000	220,980	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	100,000	95,106
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	95,000	81,463
Petronas Capital Ltd., Senior Notes	4.800%	4/21/60	300,000	381,139	(b)
Sinopec Group Overseas Development 2017 Ltd., Senior Notes	4.000%	9/13/47	420,000	456,640	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.550%	11/1/28	200,000	227,763	(b)
Total Energy				4,213,997
Financials — 8.8%
Banks — 7.5%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	150,000	162,039	(b)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	260,000	292,734	(b)(d)(e)
Banco Nacional de Panama, Senior Notes	2.500%	8/11/30	200,000	193,026	(b)
BBVA Bancomer SA, Senior Notes	1.875%	9/18/25	200,000	202,025	(b)
Itau Unibanco Holding SA, Junior Subordinated Notes (6.125% to 12/12/22 then 5 year Treasury Constant Maturity Rate + 3.981%)	6.125%	12/12/22	200,000	201,000	(b)(d)(e)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	21

Schedule of investments (cont’d)

February 28, 2021

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
NBK Tier 1 Financing Ltd., Senior Notes (3.625% to 2/24/27 then USD 6 year ICE Swap Rate + 2.875%)	3.625%	8/24/26	230,000	$228,586	(b)(d)(e)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Subordinated Notes	8.500%	10/16/23	640,000	723,731	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	200,000	203,028	(b)
United Overseas Bank Ltd., Subordinated Notes (3.750% to 4/15/24 then 5 year Treasury Constant Maturity Rate + 1.500%)	3.750%	4/15/29	200,000	214,603	(b)(d)
Total Banks				2,420,772
Diversified Financial Services — 1.3%
DAE Funding LLC, Senior Notes	5.000%	8/1/24	200,000	206,875	(b)
REC Ltd., Senior Notes	4.750%	5/19/23	200,000	213,060	(a)
Total Diversified Financial Services				419,935
Total Financials				2,840,707
Industrials — 2.0%
Construction & Engineering — 0.7%
Hutama Karya Persero PT	3.750%	5/11/30	200,000	215,550	(b)
Transportation Infrastructure — 1.3%
DP World PLC, Senior Notes	4.700%	9/30/49	200,000	213,355	(a)
ENA Master Trust, Senior Secured Notes	4.000%	5/19/48	200,000	215,350	(b)
Total Transportation Infrastructure				428,705
Total Industrials				644,255
Materials — 7.9%
Chemicals — 2.9%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	200,000	217,986	(a)
OCP SA, Senior Notes	4.500%	10/22/25	230,000	248,093	(b)
Orbia Advance Corp. SAB de CV, Senior Notes	5.875%	9/17/44	200,000	238,002	(b)
Sociedad Quimica y Minera de Chile SA, Senior Notes	4.250%	1/22/50	200,000	221,500	(b)
Total Chemicals				925,581
Construction Materials — 0.6%
Cemex SAB de CV, Senior Secured Notes	3.875%	7/11/31	200,000	199,830	(b)
Containers & Packaging — 0.6%
Klabin Austria GmbH, Senior Notes	3.200%	1/12/31	200,000	198,350	(b)
Metals & Mining — 3.8%
Fresnillo PLC, Senior Notes	4.250%	10/2/50	290,000	292,537	(b)
Indonesia Asahan Aluminum Persero PT, Senior Notes	6.757%	11/15/48	350,000	448,728	(a)

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Western Asset Emerging Markets Debt Fund

Security		Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes		6.750%	4/16/40	100,000	$142,692
Vale Overseas Ltd., Senior Notes		6.875%	11/21/36	43,000	58,615
Volcan Cia Minera SAA, Senior Notes		4.375%	2/11/26	250,000	257,500	(b)
Total Metals & Mining					1,200,072
Total Materials					2,523,833
Real Estate — 1.3%
Real Estate Management & Development — 1.3%
China Aoyuan Group Ltd., Senior Secured Notes		7.950%	9/7/21	200,000	203,503	(a)
Country Garden Holdings Co. Ltd., Senior Secured Notes		4.750%	9/28/23	200,000	205,193	(a)
Total Real Estate					408,696
Utilities — 2.5%
Electric Utilities — 2.5%
Enel Chile SA, Senior Notes		4.875%	6/12/28	130,000	151,970
Eskom Holdings SOC Ltd.		6.350%	8/10/28	200,000	215,726	(a)
Kallpa Generacion SA, Senior Notes		4.125%	8/16/27	200,000	216,870	(b)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes		5.250%	10/24/42	200,000	218,065	(a)
Total Utilities					802,631
Total Corporate Bonds & Notes (Cost — $11,974,059)					12,838,599

Counterparty		Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%††
OTC Purchased Options — 0.0%††
U.S. Dollar/Chinese Yuan, Put @ 6.55CNY	JPMorgan Chase & Co.	11/12/21	500,000	500,000	7,624
U.S. Dollar/Indonesian Rupiah, Put @ 13,800.00IDR	JPMorgan Chase & Co.	3/4/21	340,000	340,000	4
U.S. Dollar/Mexican Peso, Put @ 19.40MXN	Goldman Sachs Group Inc.	3/5/21	345,000	345,000	6
Total Purchased Options (Cost — $10,927)					7,634
Total Investments — 96.6% (Cost — $29,980,080)					31,057,238
Other Assets in Excess of Liabilities — 3.4%					1,098,203
Total Net Assets — 100.0%					$32,155,441

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	23

Schedule of investments (cont’d)

February 28, 2021

Western Asset Emerging Markets Debt Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	The coupon payment on this security is currently in default as of February 28, 2021.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CNY	— Chinese Yuan Renminbi

EUR	— Euro

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

OJSC	— Open Joint Stock Company

RUB	— Russian Ruble

USD	— United States Dollar

Schedule of Written Options
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Chinese Yuan, Call	JPMorgan Chase & Co.	11/12/21	7.11	CNY	500,000	500,000	$(2,196)
U.S. Dollar/Indonesian Rupiah, Call	JPMorgan Chase & Co.	3/4/21	14,800.00	IDR	340,000	340,000	(26)
U.S. Dollar/Mexican Peso, Call	Goldman Sachs Group Inc.	3/5/21	21.00	MXN	345,000	345,000	(3,480)
Total OTC Written Options (Premiums received — $11,721)							$(5,702)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Western Asset Emerging Markets Debt Fund

Abbreviation(s) used in this schedule:

CNY	— Chinese Yuan Renminbi

IDR	— Indonesian Rupiah

MXN	— Mexican Peso

At February 28, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	15	6/21	$2,413,747	$2,388,281	$25,466

At February 28, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	20,600,000	USD	274,396	Bank of America N.A.	3/15/21	$1,383
RUB	27,702,000	USD	370,794	Bank of America N.A.	3/15/21	62
USD	519,187	RUB	38,380,408	Bank of America N.A.	3/15/21	5,376
USD	1,022,857	SAR	3,844,000	Bank of America N.A.	3/15/21	(2,022)
USD	191,261	EUR	157,000	Goldman Sachs Group Inc.	3/15/21	1,743
USD	326,775	EUR	269,386	Goldman Sachs Group Inc.	3/15/21	1,593
USD	634,291	SAR	2,381,000	Goldman Sachs Group Inc.	3/15/21	(526)
CNY	472,915	USD	71,376	JPMorgan Chase & Co.	3/15/21	1,725
USD	297,803	IDR	4,196,040,000	Bank of America N.A.	4/15/21	4,413
BRL	105,819	USD	19,690	JPMorgan Chase & Co.	4/15/21	(842)
IDR	1,264,481,000	USD	89,148	JPMorgan Chase & Co.	4/15/21	(735)
MXN	1,635,000	USD	78,753	JPMorgan Chase & Co.	4/15/21	(1,031)
USD	15,428	BRL	83,000	JPMorgan Chase & Co.	4/15/21	645
USD	381,611	BRL	2,100,042	JPMorgan Chase & Co.	4/15/21	7,569
USD	218,386	IDR	3,139,303,696	JPMorgan Chase & Co.	4/15/21	(1,116)
USD	163,714	MXN	3,299,000	JPMorgan Chase & Co.	4/15/21	6,890
USD	192,961	MXN	3,919,000	JPMorgan Chase & Co.	4/15/21	6,665
Total						$31,792

Abbreviation(s) used in this table:

BRL	— Brazilian Real

CNY	— Chinese Yuan Renminbi

EUR	— Euro

IDR	— Indonesian Rupiah

MXN	— Mexican Peso

RUB	— Russian Ruble

SAR	— Saudi Arabian Riyal

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	25

Schedule of investments (cont’d)

February 28, 2021

Western Asset Emerging Markets Debt Fund

At February 28, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at February 28, 2021[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chile Government International Bond, 3.240%, due 2/6/28	$500,000	12/20/24	0.407%	1.000% quarterly	$(11,315)	$12,593	$(23,908)
Qatar Government International Bond, 9.750%, due 6/15/30	500,000	12/20/24	0.341%	1.000% quarterly	(12,565)	12,943	(25,508)
Total	$1,000,000				$(23,880)	$25,536	$(49,416)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country** (unaudited)
Mexico	6.1%
Indonesia	6.1
Peru	5.8
Colombia	5.0
Brazil	5.0
United Arab Emirates	4.3
Dominican Republic	3.9
Russia	3.8
Egypt	3.4
China	3.4
Kazakhstan	3.3
Ukraine	2.9
Panama	2.7
Qatar	2.5
Ghana	2.5
Nigeria	2.5
Argentina	2.2
Uruguay	2.2
Turkey	2.0
Oman	2.0
Philippines	1.8
Ivory Coast	1.7
Bahrain	1.5
Kuwait	1.4
South Africa	1.4
Kenya	1.4
Jordan	1.4
Morocco	1.4
Senegal	1.4
Paraguay	1.4
Angola	1.3
Netherlands	1.3
Malaysia	1.2
Chile	1.2
Ecuador	1.1
El Salvador	1.0
Jamaica	0.9
Guatemala	0.8
Singapore	0.7
India	0.7
Hong Kong	0.7

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	27

Schedule of investments (cont’d)

February 28, 2021

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country** (unaudited) (cont’d)
Bahamas	0.7%
Costa Rica	0.6
Armenia	0.6
Romania	0.6
Supranational	0.2
Purchased Options	0.0 ‡
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of February 28, 2021 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Statement of assets and liabilities

February 28, 2021

Assets:
Investments, at value (Cost—$29,980,080)	$31,057,238
Foreign currency, at value (Cost—$28,600)	27,872
Cash	149,684
Interest receivable	385,218
Receivable for securities sold	368,476
Receivable for Fund shares sold	84,033
Deposits with brokers for open futures contracts	79,006
Unrealized appreciation on forward foreign currency contracts	38,064
Deposits with brokers for centrally cleared swap contracts	27,000
Receivable from broker—net variation margin on centrally cleared swap contracts	1,137
Prepaid expenses	38,809
Total Assets	32,256,537

Liabilities:
Payable for Fund shares repurchased	29,572
Fund accounting fees payable	17,530
Payable to broker—net variation margin on open futures contracts	15,000
Shareholder reports payable	8,407
Audit and tax fees payable	7,138
Unrealized depreciation on forward foreign currency contracts	6,272
Written options, at value (premiums received—$11,721)	5,702
Service and/or distribution fees payable	2,013
Investment management fee payable	1,988
Trustees’ fees payable	69
Accrued expenses	7,405
Total Liabilities	101,096
Total Net Assets	$32,155,441

Net Assets:
Par value (Note 7)	$64
Paid-in capital in excess of par value	71,831,917
Total distributable earnings (loss)	(39,676,540)
Total Net Assets	$32,155,441

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	29

Statement of assets and liabilities (cont’d)

February 28, 2021

Net Assets:
Class A	$4,903,682
Class A2	$2,155,646
Class C	$584,497
Class FI	$524,946
Class I	$21,963,827
Class IS	$2,022,843

Shares Outstanding:
Class A	977,655
Class A2	431,049
Class C	116,792
Class FI	104,220
Class I	4,388,166
Class IS	405,301

Net Asset Value:
Class A (and redemption price)	$5.02
Class A2 (and redemption price)	$5.00
Class C*	$5.00
Class FI (and redemption price)	$5.04
Class I (and redemption price)	$5.01
Class IS (and redemption price)	$4.99
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.24
Class A2 (based on maximum initial sales charge of 4.25%)	$5.22

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

30	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Statement of operations

For the Year Ended February 28, 2021

Investment Income:
Interest from unaffiliated investments	$1,698,672
Interest from affiliated investments	1,431
Less: Foreign taxes withheld	(9,411)
Total Investment Income	1,690,692

Expenses:
Investment management fee (Note 2)	203,292
Registration fees	92,224
Fund accounting fees	70,655
Audit and tax fees	39,185
Transfer agent fees (Note 5)	32,683
Service and/or distribution fees (Notes 2 and 5)	27,623
Shareholder reports	18,564
Custody fees	8,147
Legal fees	3,792
Insurance	1,149
Trustees’ fees	898
Commitment fees (Note 9)	338
Interest expense	21
Miscellaneous expenses	5,707
Total Expenses	504,278
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(210,114)
Net Expenses	294,164
Net Investment Income	1,396,528

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	179,227	†
Futures contracts	227,790
Written options	13,187
Swap contracts	(16,038)
Forward foreign currency contracts	53,732
Foreign currency transactions	(15,592)
Net Realized Gain	442,306
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(1,468,035)
Futures contracts	25,466
Written options	12,057
Swap contracts	(49,416)
Forward foreign currency contracts	(46,811)
Foreign currencies	6,823
Change in Net Unrealized Appreciation (Depreciation)	(1,519,916)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,077,610)
Increase in Net Assets From Operations	$318,918

†	Net of foreign capital gains tax of $3,132.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	31

Statements of changes in net assets

For the Year Ended February 28, 2021 and the Year Ended February 29, 2020	2021	2020

Operations:
Net investment income	$1,396,528	$2,010,674
Net realized gain (loss)	442,306	(2,724,001)
Change in net unrealized appreciation (depreciation)	(1,519,916)	4,492,958
Increase in Net Assets From Operations	318,918	3,779,631

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(659,006)	(1,370,011)
Decrease in Net Assets From Distributions to Shareholders	(659,006)	(1,370,011)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	14,909,090	12,165,330
Reinvestment of distributions	650,255	1,347,705
Cost of shares repurchased	(21,985,328)	(18,053,685)
Decrease in Net Assets From Fund Share Transactions	(6,425,983)	(4,540,650)
Decrease in Net Assets	(6,766,071)	(2,131,030)

Net Assets:
Beginning of year	38,921,512	41,052,542
End of year	$32,155,441	$38,921,512

See Notes to Financial Statements.

32	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2021	2020[2]	2019	2018	2017

Net asset value, beginning of year	$4.96	$4.66	$4.95	$5.02	$4.57

Income (loss) from operations:
Net investment income	0.20	0.23	0.24	0.26	0.27
Net realized and unrealized gain (loss)	(0.05)	0.23	(0.28)	(0.09)	0.39
Total income (loss) from operations	0.15	0.46	(0.04)	0.17	0.66

Less distributions from:
Net investment income	(0.09)	(0.16)	(0.25)	(0.24)	(0.21)
Total distributions	(0.09)	(0.16)	(0.25)	(0.24)	(0.21)

Net asset value, end of year	$5.02	$4.96	$4.66	$4.95	$5.02
Total return[3]	3.04%	9.90%	(0.53)%	3.38%	14.57%

Net assets, end of year (000s)	$4,904	$8,163	$11,069	$8,752	$8,587

Ratios to average net assets:
Gross expenses	1.61%	1.61%	1.59%	1.30%	1.35%
Net expenses[4,5]	1.01	1.01	1.06	1.01	1.14
Net investment income	3.99	4.82	5.27	5.11	5.48

Portfolio turnover rate	140%	47%	33%	44%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.25%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A2 Shares[1]	2021	2020[2]	2019	2018	2017

Net asset value, beginning of year	$4.95	$4.65	$4.94	$5.01	$4.56

Income (loss) from operations:
Net investment income	0.19	0.23	0.24	0.25	0.27
Net realized and unrealized gain (loss)	(0.05)	0.22	(0.28)	(0.08)	0.39
Total income (loss) from operations	0.14	0.45	(0.04)	0.17	0.66

Less distributions from:
Net investment income	(0.09)	(0.15)	(0.25)	(0.24)	(0.21)
Total distributions	(0.09)	(0.15)	(0.25)	(0.24)	(0.21)

Net asset value, end of year	$5.00	$4.95	$4.65	$4.94	$5.01
Total return[3]	2.83%	9.91%	(0.56)%	3.32%	14.62%

Net assets, end of year (000s)	$2,156	$2,302	$2,368	$3,108	$3,312

Ratios to average net assets:
Gross expenses	1.66%	1.67%	1.59%	1.38%	1.35%
Net expenses[4,5]	1.05	1.06	1.06	1.10	1.13
Net investment income	3.94	4.75	5.24	5.03	5.47

Portfolio turnover rate	140%	47%	33%	44%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.45%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Emerging Markets Debt Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2021	2020[2]	2019	2018	2017

Net asset value, beginning of year	$4.95	$4.65	$4.93	$5.01	$4.56

Income (loss) from operations:
Net investment income	0.15	0.19	0.21	0.22	0.23
Net realized and unrealized gain (loss)	(0.06)	0.23	(0.28)	(0.10)	0.40
Total income (loss) from operations	0.09	0.42	(0.07)	0.12	0.63

Less distributions from:
Net investment income	(0.04)	(0.12)	(0.21)	(0.20)	(0.18)
Total distributions	(0.04)	(0.12)	(0.21)	(0.20)	(0.18)

Net asset value, end of year	$5.00	$4.95	$4.65	$4.93	$5.01
Total return[3]	1.88%	9.09%	(1.26)%	2.39%	14.00%

Net assets, end of year (000s)	$584	$851	$952	$1,527	$1,629

Ratios to average net assets:
Gross expenses	2.48%	2.44%	2.35%	2.10%	2.12%
Net expenses[4,5]	1.85	1.83	1.82	1.81	1.90
Net investment income	3.14	3.99	4.45	4.33	4.72

Portfolio turnover rate	140%	47%	33%	44%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class FI Shares[1]	2021	2020[2]	2019	2018	2017

Net asset value, beginning of year	$4.99	$4.70	$4.98	$5.04	$4.56

Income (loss) from operations:
Net investment income	0.19	0.23	0.36	0.26	0.28
Net realized and unrealized gain (loss)	(0.05)	0.22	(0.27)	(0.09)	0.39
Total income from operations	0.14	0.45	0.09	0.17	0.67

Less distributions from:
Net investment income	(0.09)	(0.16)	(0.37)	(0.23)	(0.19)
Total distributions	(0.09)	(0.16)	(0.37)	(0.23)	(0.19)

Net asset value, end of year	$5.04	$4.99	$4.70	$4.98	$5.04
Total return[3]	2.83%	9.65%	2.19%[4]	3.38%	14.91%

Net assets, end of year (000s)	$525	$88	$137	$153	$285

Ratios to average net assets:
Gross expenses	1.72%	1.88%	1.41%[5]	1.32%	1.26%
Net expenses[6,7]	1.10	1.10	0.88 [5]	1.03	1.05
Net investment income	3.81	4.70	5.43 [5]	5.16	5.68

Portfolio turnover rate	140%	47%	33%	44%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The return includes a payment by affiliate to reimburse class FI shares for a NAV error. Absent this payment, total return would have been 1.75% for the year ended February 28, 2019.

[5]

Ratios for the year ended February 28, 2019 do not reflect the one-time transfer agent fee adjustment of $3,300 related to a prior period over accrual. If this adjustment were included, the gross expense, net expense and net investment income ratios for Class FI shares for the year ended February 28, 2019 would have been (0.96%), (1.49%), and 7.79%, respectively.

[6]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.20%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Emerging Markets Debt Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2021	2020[2]	2019	2018	2017

Net asset value, beginning of year	$4.95	$4.66	$4.94	$5.01	$4.56

Income (loss) from operations:
Net investment income	0.21	0.24	0.26	0.27	0.28
Net realized and unrealized gain (loss)	(0.05)	0.22	(0.27)	(0.09)	0.39
Total income (loss) from operations	0.16	0.46	(0.01)	0.18	0.67

Less distributions from:
Net investment income	(0.10)	(0.17)	(0.27)	(0.25)	(0.22)
Total distributions	(0.10)	(0.17)	(0.27)	(0.25)	(0.22)

Net asset value, end of year	$5.01	$4.95	$4.66	$4.94	$5.01
Total return[3]	3.29%	9.98%	(0.06)%	3.63%	14.86%

Net assets, end of year (000s)	$21,964	$26,300	$25,175	$71,321	$69,521

Ratios to average net assets:
Gross expenses	1.42%	1.44%	1.26%	1.08%	1.07%
Net expenses[4,5]	0.80	0.80	0.74	0.79	0.85
Net investment income	4.19	5.00	5.47	5.33	5.77

Portfolio turnover rate	140%	47%	33%	44%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 0.95%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2021	2020[2]	2019	2018	2017

Net asset value, beginning of year	$4.94	$4.64	$4.93	$5.00	$4.55

Income (loss) from operations:
Net investment income	0.21	0.25	0.26	0.27	0.29
Net realized and unrealized gain (loss)	(0.06)	0.22	(0.28)	(0.08)	0.38
Total income (loss) from operations	0.15	0.47	(0.02)	0.19	0.67

Less distributions from:
Net investment income	(0.10)	(0.17)	(0.27)	(0.26)	(0.22)
Total distributions	(0.10)	(0.17)	(0.27)	(0.26)	(0.22)

Net asset value, end of year	$4.99	$4.94	$4.64	$4.93	$5.00
Total return[3]	3.20%	10.31%	(0.22)%	3.72%	14.98%

Net assets, end of year (000s)	$2,023	$1,217	$1,170	$1,840	$1,659

Ratios to average net assets:
Gross expenses	1.34%	1.45%	1.26%	1.04%	1.05%
Net expenses[4,5]	0.70	0.70	0.70	0.71	0.80
Net investment income	4.28	5.13	5.58	5.39	5.86

Portfolio turnover rate	140%	47%	33%	44%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Emerging Markets Debt Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40	Western Asset Emerging Markets Debt Fund 2021 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$18,211,005	—	$18,211,005
Corporate Bonds & Notes	—	12,838,599	—	12,838,599
Purchased Options	—	7,634	—	7,634
Total Investments	—	$31,057,238	—	$31,057,238
Other Financial Instruments:
Futures Contracts	$25,466	—	—	$25,466
Forward Foreign Currency Contracts	—	$38,064	—	38,064
Total Other Financial Instruments	$25,466	$38,064	—	$63,530
Total	$25,466	$31,095,302	—	$31,120,768
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	—	$5,702	—	$5,702
Forward Foreign Currency Contracts	—	6,272	—	6,272
Centrally Cleared Credit Default Swaps on Sovereign Issues — Buy Protection	—	49,416	—	49,416
Total	—	$61,390	—	$61,390

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	41

Notes to financial statements (cont’d)

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated

42	Western Asset Emerging Markets Debt Fund 2021 Annual Report

portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2021, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended February 28, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are

44	Western Asset Emerging Markets Debt Fund 2021 Annual Report

disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Western Asset Emerging Markets Debt Fund 2021 Annual Report	45

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual

46	Western Asset Emerging Markets Debt Fund 2021 Annual Report

right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2021, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $11,974. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest

Western Asset Emerging Markets Debt Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset

48	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset, Western Asset London and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, Western Asset London and Western Asset Singapore were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London and Western Asset Singapore monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.10%, 1.30%, 1.85%, 1.10%,

0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended February 28, 2021, fees waived and/or expenses reimbursed amounted to $210,114, which included an affiliated money market fund waiver of $282.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular

Western Asset Emerging Markets Debt Fund 2021 Annual Report	49

Notes to financial statements (cont’d)

business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at February 28, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires February 28, 2023	$39,679	$12,884	$3,456	$1,380	$141,562	$10,812
Total fee waivers/expense reimbursements subject to recapture	$39,679	$12,884	$3,456	$1,380	$141,562	$10,812

For the year ended February 28, 2021, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2021, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A2
Sales charges	$621
CDSCs	—

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$45,285,479
Sales	49,103,290

50	Western Asset Emerging Markets Debt Fund 2021 Annual Report

At February 28, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$30,042,201	$2,041,937	$(1,026,900)	$1,015,037
Written options	(11,721)	6,019	—	6,019
Futures contracts	—	25,466	—	25,466
Forward foreign currency contracts	—	38,064	(6,272)	31,792
Swap contracts	25,536	—	(49,416)	(49,416)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$7,634	$7,634
Futures contracts[3]	$25,466	—	25,466
Forward foreign currency contracts	—	38,064	38,064
Total	$25,466	$45,698	$71,164

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	$5,702	—	$5,702
Forward foreign currency contracts	6,272	—	6,272
Centrally cleared swap contracts[4]	—	$49,416	49,416
Total	$11,974	$49,416	$61,390

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	51

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(13,592)	—	$(13,592)
Futures contracts	$227,790	—	—	227,790
Written options	—	13,187	—	13,187
Swap contracts	—	—	$(16,038)	(16,038)
Forward foreign currency contracts	—	53,732	—	53,732
Total	$227,790	$53,327	$(16,038)	$265,079

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$6,578	—	$6,578
Futures contracts	$25,466	—	—	25,466
Written options	—	12,057	—	12,057
Swap contracts	—	—	$(49,416)	(49,416)
Forward foreign currency contracts	—	(46,811)	—	(46,811)
Total	$25,466	$(28,176)	$(49,416)	$(52,126)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended February 28, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$3,506
Written options	9,053
Futures contracts (to buy)†	555,587
Futures contracts (to sell)	1,119,226
Forward foreign currency contracts (to buy)	468,036
Forward foreign currency contracts (to sell)	3,485,551

52	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Average Notional Balance
Credit default swap contracts (to buy protection)	$923,077

†	At February 28, 2021, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 28, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	$11,234	$(2,022)	$9,212	—	$9,212
Goldman Sachs Group Inc.	3,342	(4,006)	(664)	—	(664)
JPMorgan Chase & Co.	31,122	(5,946)	25,176	—	25,176
Total	$45,698	$(11,974)	$33,724	—	$33,724

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$16,322	$3,242
Class A2	5,300	1,975
Class C	5,447	938
Class FI	554	391
Class I	—	25,562
Class IS	—	575
Total	$27,623	$32,683

Western Asset Emerging Markets Debt Fund 2021 Annual Report	53

Notes to financial statements (cont’d)

For the year ended February 28, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$39,748
Class A2	12,904
Class C	3,462
Class FI	1,381
Class I	141,794
Class IS	10,825
Total	$210,114

6. Distributions to shareholders by class

	Year Ended February 28, 2021	Year Ended February 29, 2020
Net Investment Income:
Class A	$118,284	$342,609
Class A2	38,168	74,477
Class C	4,563	23,060
Class C1[1]	—	1,641
Class FI	5,961	4,774
Class I	453,798	886,502
Class IS	38,232	36,948
Total	$659,006	$1,370,011

[1]	On August 16, 2019, the Fund converted its Class C1 shares into Class A shares.

7. Shares of beneficial interest

At February 28, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2021		Year Ended February 29, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	62,428	$307,882	271,411	$1,319,856
Shares issued on reinvestment	22,717	110,069	68,140	328,537
Shares repurchased	(752,842)	(3,704,257)	(1,067,298)	(5,211,151)
Net decrease	(667,697)	$(3,286,306)	(727,747)	$(3,562,758)

54	Western Asset Emerging Markets Debt Fund 2021 Annual Report

	Year Ended February 28, 2021		Year Ended February 29, 2020
	Shares	Amount	Shares	Amount

Class A2
Shares sold	64,089	$320,243	41,506	$199,969
Shares issued on reinvestment	7,835	38,168	15,472	74,477
Shares repurchased	(106,183)	(512,225)	(100,453)	(482,312)
Net decrease	(34,259)	$(153,814)	(43,475)	$(207,866)

Class C
Shares sold	22,311	$113,547	15,353	$75,031
Shares issued on reinvestment	917	4,434	4,665	22,463
Shares repurchased	(78,433)	(377,949)	(52,544)	(254,851)
Net decrease	(55,205)	$(259,968)	(32,526)	$(157,357)

Class C1[1]
Shares sold	—	—	—	—
Shares issued on reinvestment	—	—	341	$1,641
Shares repurchased	—	—	(39,015)	(191,149)
Net decrease	—	—	(38,674)	$(189,508)

Class FI
Shares sold	95,560	$486,807	7,232	$35,704
Shares issued on reinvestment	1,151	5,925	984	4,774
Shares repurchased	(10,187)	(51,225)	(19,662)	(99,675)
Net increase (decrease)	86,524	$441,507	(11,446)	$(59,197)

Class I
Shares sold	2,509,280	$12,322,052	2,073,670	$10,078,240
Shares issued on reinvestment	93,454	453,427	182,641	878,865
Shares repurchased	(3,524,309)	(16,716,390)	(2,350,069)	(11,306,718)
Net decrease	(921,575)	$(3,940,911)	(93,758)	$(349,613)

Class IS
Shares sold	277,089	$1,358,559	92,659	$456,530
Shares issued on reinvestment	7,773	38,232	7,712	36,948
Shares repurchased	(125,990)	(623,282)	(105,831)	(507,829)
Net increase (decrease)	158,872	$773,509	(5,460)	$(14,351)

[1]

On August 16, 2019, the Fund converted 183 Class C1 shares into 182 Class A shares, valued at $885. These amounts are reflected in the Class A shares sold and Class C1 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

Western Asset Emerging Markets Debt Fund 2021 Annual Report	55

Notes to financial statements (cont’d)

all or some portion of the year ended February 28, 2021. The following transactions were effected in such company for the year ended February 28, 2021.

	Affiliate Value at February 29, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$496,118	$10,475,497	10,475,497	$10,971,615	10,971,615

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$1,431	—	—

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $220 million prior to November 16, 2020, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended February 28, 2021.

56	Western Asset Emerging Markets Debt Fund 2021 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28 and February 29, respectively, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$659,006	$1,370,011

As of February 28, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$15,263
Deferred capital losses*	(40,639,512)
Other book/tax temporary differences(a)	(80,131)
Unrealized appreciation (depreciation)(b)	1,027,840
Total distributable earnings (loss) — net	$(39,676,540)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to

Western Asset Emerging Markets Debt Fund 2021 Annual Report	57

Notes to financial statements (cont’d)

mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

58	Western Asset Emerging Markets Debt Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Emerging Markets Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Debt Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the four years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the four years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 20, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Emerging Markets Debt Fund 2021 Annual Report	59

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

60	Western Asset Emerging Markets Debt Fund

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset Emerging Markets Debt Fund	61

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

62	Western Asset Emerging Markets Debt Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Emerging Markets Debt Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

64	Western Asset Emerging Markets Debt Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC
Number of funds in fund complex overseen by Trustee[3]	145
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Emerging Markets Debt Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

66	Western Asset Emerging Markets Debt Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Western Asset Emerging Markets Debt Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

68	Western Asset Emerging Markets Debt Fund

Western Asset

Emerging Markets Debt Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Emerging Markets Debt Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX010879 4/21 SR21-4127

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2020 and February 28, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,121 in February 29, 2020 and $183,723 in February 28, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 29, 2020 and $0 in February 28, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 29, 2020 and $0 in February 28, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in February 29, 2020 and $0 in February 28, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 29, 2020 and February 28, 2021; Tax Fees were 100% and 100% for February 29, 2020 and February 28, 2021; and Other Fees were 100% and 100% for February 29, 2020 and February 28, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $582,301 in February 29, 2020 and $773,011 in February 28, 2021.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 26, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	April 26, 2021